Exhibit 99.2

Earnings PresentationQuarter Ended December 31, 2021WhiteHorse Finance, Inc. NASDAQ: WHF (Common Stock)

1References in this presentation to “WHF”, “we”, “us”, “our” and “the Company” refer to WhiteHorse Finance, Inc.This presentation and the information and views included herein do not constitute investment advice, or a recommendation or an offer to enter into any transaction with the Company or any of its affiliates. Investors are advised to consider carefully the Company’s investment objectives, risks, charges and expenses before investing in the Company’s securities. Our annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K, which have been filed with the Securities and Exchange Commission (“SEC”), contain this and other information about the Company and should be read carefully before investing in the Company’s securities. The information in this presentation is not complete and may be changed. This presentation is not an offerto sell the Company’s securities and is not soliciting an offer to buy the Company’s securities in any jurisdiction where such offer or sale is not permitted.A shelf registration statement relating to the Company’s securities is on file with the SEC. A public offering of the Company’s securities may be made only by means of a prospectus and a related prospectus supplement, copies of which may be obtained by writing the Company at 1450 Brickell Avenue, 31st Floor, Miami, FL 33131, Attention: Investor Relations, or by calling (305) 381-6999; copies may also be obtained by visiting EDGAR on the SEC’s website at http://www.sec.gov. Forward Looking Statements Some of the statements in this presentation constitute forward-looking statements, which relate to future events or the Company’s future performance or financial condition.The forward-looking statements contained in this presentation involve risks and uncertainties, including statements as to: the Company’s future operating results; changes in political, economic or industry conditions, the interest rate environment or conditions affecting the financial and capital markets, which could result in changes to the value of the Company’s assets; the impact of the COVID-19 pandemic and its effects on the Company’s and its portfolio companies’ results of operations and financial condition; the Company’s business prospects and the prospects of its prospective portfolio companies; the impact of investments that the Company expects to make; the impact of increased competition; the Company’s contractual arrangements andrelationships with third parties; the dependence of the Company’s future success on the general economy and its impact on the industries in which the Company invests; the ability of the Company’s prospective portfolio companies to achieve their objectives; the relative and absolute performance of the Company’sinvestment adviser; the Company’s expected financings and investments; the adequacy of the Company’s cash resources and working capital; the timing of cash flows, if any, from the operations of the Company’s prospective portfolio companies; and the impact of future acquisitions and divestitures. Such forward-looking statements may include statements preceded by, followed by or that otherwise include the words “may,” “might,” “will,” “intend,” “should,” “could,” “can,” “would,” “expect,” “believe,” “estimate,” “anticipate,” “predict,” “potential,” “plan” or similar words.The Company has based the forward-looking statements included in this presentation on information available to us on the date ofthis presentation, and the Company assumes no obligation to update any such forward-looking statements.Actual results could differ materially from those implied or expressed in the Company’s forward-looking statements for any reason, and future results could differ materially from historical performance.Although the Company undertakes no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that are made directly to you or through reports that the Company in the future may file with the SEC, including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K. For a further discussion of factors that could cause the Company’s future results to differ materially from any forward-looking statements, see the section entitled “Risk Factors” in the annual reports on Form 10-K and quarterly reports on Form 10-Q we file with the SEC.Important Information and Forward Looking Statements

2WhiteHorse Finance Snapshot Company: WhiteHorse Finance, Inc. (“WhiteHorse Finance” or the “Company”): Equity Ticker: NASDAQ: WHF Market Cap: $356.7MM(1) NAV / Share: $15.10 Portfolio Fair Value: $819.2MM Current Dividend Yield: 9.2%(1)(2); consistent quarterly dividends of $0.355 per share since 2012 IPO(1)Based on March 2, 2022 share price of $15.38(2)Based on LTM dividend rate, excluding special dividends, relative to closing share price. External Manager: Affiliate of H.I.G. Capital, LLC (“H.I.G. Capital” or “H.I.G.”)

Overview of WhiteHorse Finance, Inc.3 Portfolio atFair Value ($MM) NAV + Cumulative Dividends per shareNote: As of December 31stof each respective year presented, unless otherwise noted.(1)Based on total capital commitments managed by H.I.G. Capital and affiliates.(2)Based on fair value. Does not include investments in STRS JV. Source: Company filingsWhiteHorse Finance, Inc. is a publicly listed Business Development Company (“BDC”) that completed its IPO in December 2012WhiteHorse Finance’s investment activities are managed by H.I.G. WhiteHorse Advisers, LLC, an affiliate of H.I.G. Capital, a leading global alternative asset manager with over $47Bn of capital under management(1)Principally focused on originating senior secured loans to performing lower middle market companies with individual enterprise values generally between $50MM and $350MMDiversified investment portfolio totaling $819.2MM as of December 31, 2021Investments across 127 positions in 76 portfolio companies as of December 31, 2021−Average Investment Size(2): $5.9MM (Average Debt Investment Size(2): $6.8MM)−Largest Portfolio Company Investment(2): $23.9MMInvested $2,301MM in 193 transactions since December 2012 IPOThe Company and State Teachers Retirement System of Ohio (“STRS Ohio”), a public pension fund established under Ohio law, partnered to create WHF STRS Ohio Senior Loan Fund LLC (“STRS JV”), a joint venture formed to invest in directly originated, senior secured first andsecond lien term loans. $180.5 $272.4 $403.5 $415.3 $411.7 $440.7 $469.6 $589.7 $690.7 $819.2 2012201320142015201620172018201920202021 $15.30 $15.16 $15.04 $13.33 $13.63 $13.98 $15.35 $15.23 $15.23 $15.10 $0.11 $1.53 $2.95 $4.37 $5.79 $7.21 $8.63 $10.25 $11.79 $13.35 $15.41 $16.69 $17.99 $17.70 $19.42 $21.19 $23.98 $25.48 $27.02 $28.45 2012201320142015201620172018201920202021 Net asset value Cumulative dividends paid (including special dividends)

4Overview of WhiteHorse Finance, Inc. (continued)Note: As of December 31, 2021 unless otherwise noted.(1)Reflects life-to-date since IPO, and may exclude follow-on transactions and investments in STRS JV made via asset transfers in-kind.(2)Across 125 investments. Does not include investments in STRS JV.(3)Reflects weighted average effective yield of income-producing debt investments. Weighted average effective yield for entire portfolio, including equities and investments in STRS JV, as of December 31, 2021, is 9.0%. Weighted average effective yield is computed by dividing (a) annualized interest income (including interest income resulting from the amortization of fees and discounts) by (b) the weighted average cost of investments.(4)Measured at origination based on borrower reporting and WHF’s target underwriting leverage.Does not include investments in STRS JV.(5)Based on fair value. Does not include the Company’s investments in STRS JV. Generate attractive risk-adjusted return inall market conditions by originating and investing in senior secured loans to performing lower middle market companies and leveragingthe knowledge of H.I.G. CapitalDifferentiated proprietarydeal flow from over 60 dedicated deal professionalssourcing through direct coverageof financial sponsors and intermediariesRigorous credit process focused on fundamental analysis with emphasis on downside protection and cash flow visibility11-person investment committee with more than 250 years of industry experience Investment strategy focused on first lien and second lien senior secured investments in lower middle market companies with a target hold size of $5MM to $25MM Summary Stats:Invested Capital since IPO:$2,301MM(1)Number of Investments Made:~193(1)Average Investment Size:~$5.9MM(2)All-inYield:9.1%(3)Net Debt / EBITDA of Current Portfolio Companies:~4.1x(4)Secured Debt as a %of Total Debt:~100%(5) Investment Strategy

5Summary ofQuarterly Results Fiscal Quarter HighlightsTotal investments at fair value increased to $819.2 million in Q4 2021 as compared to $687.1 million in Q3 2021.The Company made investments in 18 new portfolio companies for gross deployments of $181.3 million and made add-on investments totaling $17.9 million. The Company transferred five investments to the STRS JV totaling $35.1 million and received additional sales and principal repayments of $35.0 million. The weighted average effective yield on income-producing investments at the end of Q4 2021 was approximately 9.1% as compared to approximately 9.3% at the end of the prior quarter.Q4 Net Investment Income (“NII”) was $7.5 million, or $0.331 per share, which compares to Q3 NII of $7.6 million, or $0.366 per share. Q4 Core NII(1) after adjusting for an approximate $0.9 million capital gains incentive fee reversal and accelerated amortization of debt issuance costs of $0.7 million (from the retirement of the $35 million 2018 issuance of baby bonds), was $7.3 million, or $0.322per share, compared with the quarterly distribution of $0.355 per share. This compares with Q3 Core NII of $7.8 million, or $0.372 per share. Net realized and unrealized losses on investments and foreign currency transactions for Q4 2021 were $4.3 million primarily driven by unrealized losses generated from our investments in PlayMonsterLLC and Grupo HIMA San Pablo, Inc.NAV per share at the end of Q4 2021 was$15.10 per sharecompared to$15.46 per share from Q3 2021.Gross leverage levels increased during the quarter to 1.38x from 1.19x at the end of Q3 2021. Cash on-hand at the end of Q4 2021was $22.5 million resulting in net leverage of 1.31xas compared to 1.14x at the end of Q3 2021.As of December 31, 2021, STRS JV had total assets of $273.5 million. The Company’s return on its investment in STRS JV at theend of Q4 2021 was 12.6%.(1)Core net investment income is a non-GAAP financial measure. Refer to next slide for components and discussion of core net investment income. Additional information on core net investment income and a reconciliation of core net investment income to its most directly comparable GAAP financial measure, netinvestment income, can also be found by accessing the earnings releases posted to the Company’s website at http://www.whitehorsefinance.com.

6Quarterly Operating HighlightsNote: Numbers may not foot due to rounding.(1)Total investment income includes investment income (e.g., interest and dividends) from investments in STRS JV. (2)Core net investment income is a non-GAAP financial measure. The Company believes that core net investment income provides usefulinformation to investors and management because it reflects the Company's financial performance excluding (i) the net impact of costs associated with the refinancing of the Company's indebtedness, (ii) the accrual of the capital gains incentive fee attributable to realized and unrealized gains and losses, and (iii) certain excise or other income taxes (net of incentive fees). The presentation of this additional information is not meantto be considered in isolation or as a substitute for financial results prepared in accordance with GAAP. Additional information on core net investment income and a reconciliation of core net investment income to its most directly comparable GAAP financial measure, net investment income, can be found by accessing the earnings releases posted to the Company’s website at http://www.whitehorsefinance.com. Source: Company filings Unaudited Quarterly FinancialsQ3 2020Q4 2020Q1 2021Q2 2021Q3 2021Q4 2021(USD in MM, expect per share data)Total Investment Income (1)$ 16.5 $ 16.8 $ 18.0 $ 17.3 $ 18.4 $ 18.5 ExpensesInterest Expense2.8 3.5 3.8 3.8 3.85.1 Base Management Fees3.1 3.4 3.3 3.4 3.5 3.8 Performance-based Incentive Fees3.8 2.0 2.0 2.6 2.1 0.8 Other Expenses0.9 1.1 1.3 1.4 1.3 1.3 Total Expenses10.6 10.0 10.4 11.2 $ 10.7 11.0 Net Investment Income$ 5.9 $ 6.8 $ 7.6 $ 6.1 $ 7.7 $ 7.5 Net Realized and Unrealized Gain / (Loss)15.7 1.3 0.6 4.4 0.6 (4.3)Net Increase in Net Assets from Operations$ 21.6 $ 8.1 $ 8.2 $ 10.5 $ 8.3 $ 3.1 Per ShareNet Investment Income (NII)$ 0.29 $ 0.34 $ 0.37 $ 0.30 $ 0.37 $ 0.33 Core NII (2)$ 0.38 $ 0.35 $ 0.38 $ 0.34 $ 0.37 $ 0.32 Net Realized and Unrealized Gain / (Loss)$ 0.77 $ 0.06 $ 0.03 $ 0.21 $ 0.03 $ (0.19)Earnings$ 1.06 $ 0.40 $ 0.40 $ 0.51 $ 0.40 $ 0.14 Dividends Declared$ 0.355 $ 0.355 $ 0.355 $ 0.355 $ 0.355 $ 0.355 Special Dividends Declared$ -$ 0.125 $ -$ -$ -$ 0.135 Core NII Dividend Coverage107%98%106%95%105%91%

7Quarterly Balance Sheet HighlightsNote: Numbers may not foot due to rounding (1)Includes Restricted Cash.(2)Calculated as Total Gross Debt Outstanding divided by Total Net Assets. (3)Net Leverage Ratio is defined as debt outstanding less cash, divided by total net assets. (4)Fundings, exits and repayments may include cash flows on revolver investments as well as non-cash transactions (e.g., PIK, equity issuances). Unaudited Quarterly FinancialsQ3 2020Q4 2020Q1 2021Q2 2021Q3 2021Q4 2021(USD in MM, expect per share data)Assets Investments at Fair Value$ 595.3 $ 690.7 $ 617.0 $ 670.5 $ 687.1 $ 819.2 Cash and Equivalents(1)22.9 15.9 24.5 17.8 16.6 22.5 Other Assets7.6 12.3 29.0 11.4 25.9 9.3 Total Assets$ 625.8 $ 719.0 $ 670.5 $ 699.7 $ 729.6 $ 851.0 Liabilities Debt (net of issuance costs)291.9 384.9 334.5 358.7 379.8 476.0 Other Liabilities19.3 21.2 21.7 21.4 26.1 25.2 Total Liabilities$ 311.2 $ 406.1 $ 356.2 $ 380.1 $ 405.9 $ 501.2 Total Net Assets$ 314.6 $ 312.9 $ 314.3 $ 319.6 $ 323.7 $ 349.8 Total Liabilities and Net Assets$ 625.8 $ 719.0 $ 670.5 $ 699.7 $ 729.6 $ 851.0 Net Asset Value per Share$ 15.31 $ 15.23 $ 15.27 $ 15.42 $ 15.46 $ 15.10 Leverage Ratio(2)0.94 x 1.25 x 1.08 x 1.14 x 1.19 x 1.38 x Net Leverage Ratio(3)0.87 x 1.20 x 1.00 x 1.08 x 1.14 x 1.31 x Gross Fundings (4)59.3 176.5 72.4 118.4137.9 215.4 Exits and Repayments (4)(28.1)(84.4)(149.8)(69.5) (124.0)(80.3)Net Fundings/(Repayments)$ 31.2 $ 92.1 $ (77.4)$ 48.9$ 13.9 $ 135.1

Portfolio Highlights8Note: Not a guarantee of future performance or investment pace.(1) Does not include investments in STRS JV. (2) Calculated based on funded principal amounts of debt investments. (3)Weighted average effective yield is computed by dividing (a) annualized interest income (including interest income resulting from the amortization of fees and discounts) by (b) the weighted average cost of investments. (4) Includes STRS JV Subordinated Note.Source: Company filings($ in MM, except per share data) Portfolio InvestmentQ3 2020Q4 2020Q1 2021Q2 2021Q3 2021Q4 2021Total Fair Value of Investments$ 595.3 $ 690.7 $ 617.0 $ 670.5 $ 687.1 $ 819.2 Number of Portfolio Investments73 99 90 97 99 127 Number of Portfolio Companies54 67 62 67 65 76 Average Investment Size(1)$ 7.7 $ 6.6 $ 6.4 $ 6.4 $ 6.3 $ 5.9 Average Borrower Size(1)$ 10.3 $ 9.7 $ 9.2 $ 9.2 $ 9.6 $ 9.9 Average Debt Investment Size(1)$ 8.8 $ 7.3 $ 7.1 $ 7.1 $ 7.3 $ 6.8 Fair Value as a Percentage of Principal(1)(2)93.5%94.4%96.3%97.2%96.1%96.5%Total Portfolio Effective Yield (3)Q3 2020Q4 2020Q1 2021Q2 2021Q3 2021Q4 2021Weighted average effective yield on income-producing debt investments(1)9.9%9.9%9.6%9.5%9.3%9.1%Weighted average effective yield on total portfolio9.2%9.4%9.7%9.7%9.1%9.0%Portfolio Composition -Floating vs. Fixed Investments (Debt Investments at Fair Value)(1)Q3 2020Q4 2020Q1 2021Q2 2021Q3 2021Q4 2021Percentage of fixed rate investments0.4%0.2%0.4%0.4%0.4%0.4%Percentage of floating rate investments99.6%99.8%99.6%99.6%99.6%99.6%Portfolio Composition -Sponsor vs. Non-Sponsor (Fair Value)(1)Q3 2020Q4 2020Q1 2021Q2 2021Q3 2021Q4 2021Sponsor52.4%58.1%64.5%67.6%66.8%66.9%Non-Sponsor47.6%41.9%35.5%32.4%33.2%33.1%Total Portfolio Composition by Instrument Type (Fair Value)Q3 2020Q4 2020Q1 2021Q2 2021Q3 2021Q4 2021First lien secured loans83.1%85.2%84.7%84.0%82.3%85.1%Second lien secured loans5.0%4.0%2.4%4.4%4.3%2.9%Subordinated debt0.1%0.0%0.0%0.0%0.0%0.0%STRS JV8.5%7.4%9.0%9.2%10.5%9.2%Equity3.3%3.4%3.9%2.4%2.9%2.8%Investments on Non-Accrual Status (Debt Investments)Q3 2020Q4 2020Q1 2021Q2 2021Q3 2021Q4 2021Fair Value of Investments on Non-accrual Status$ 18.7 $ 11.6 $ 14.3 $ 9.7 $ 8.7 $ 10.0 Cost of Investments on Non-accrual Status$ 21.7 $ 14.7 $ 23.5 $ 18.4 $ 18.4 $ 24.5 % of Investments on Non-accrual Status (Based on Fair Value of Debt Investments)(4)3.3%1.8%2.5%1.5%1.3%1.3%% of Investments on Non-accrual Status (Based on Cost of Debt Investments)(4)3.8%2.2%4.0%2.8%2.8%3.1%

4.1%1.7%1.4%3.9%7.4%3.3%1.8%2.5%1.5%1.3%1.3%0.0%1.0% 2.0% 3.0% 4.0% 5.0% 6.0%7.0%8.0% 9.0%10.0%Q4'18Q1'19Q2'19Q3'19 Q4'19 Q1'20Q2'20Q3'20 Q4'20 Q1'21Q2'21Q3'21 Q4'21 % of Investments on Non-accrualPortfolio Trends Historical Portfolio Trends9 % Floating and % Fixed (Based on Fair Value) % Instrument Type (Based on Fair Value) % Sponsored / Non-Sponsored (Based on Fair Value) % Non Accruals (Based on Fair Value of Debt Investments)(1)Note: As of end of each year/quarter presented, unless otherwise noted; percentages may not add up to 100% due to rounding. Not a guarantee of future performance or investment pace.(1)Except as otherwise indicated, non-zero values <0.05%. Based on fair value of debt investments, including STRS JV Subordinated Note. 96.1%97.1%99.8%99.9%100.0% 100.0% 99.8% 99.6% 3.9%2.9%0.2%0.1%0.2% 0.4% 0.0%20.0%40.0%60.0%80.0%100.0%20142015201620172018201920202021 Floating Fixed 55%52%60%52%77%81%85%85%40%43%33%39%21%11%4%3%5%5%7%9%3%3%3%3%6%7%9%20142015201620172018201920202021 % First Lien Loans % Second Lien Loans % Equity STRS JV % Subordinated 33%28%32%32%44%53%58%67%67%72%68%68%56%47%42%33%0.0%20.0%40.0%60.0%80.0%100.0%20142015201620172018201920202021 Sponsor Non-Sponsor

9.2% 2.9% 2.4% 2.4% 2.3% 2.3% 2.2% 2.1% 2.1% 1.9% 70.2% STRS JV Future Payment Technologies, L.P. IvyRehab Intermediate II, LLC Sleep OpCo LLC Arcstor Midco, LLC What if Holdings, LLC Trimlite Buyer LLC BBQ Buyer, LLC Potpourri Group, Inc. Telestream Holdings Corporation Other10Note: As of December 31, 2021, unless otherwise noted; percentages may not add up to 100% due to rounding. (1)Does not include investments in STRS JV. Industry classifications based on GICS. Composition by Borrower (Based on Fair Value) Composition by Industry(1)(Based on Fair Value)Borrower and Industry Diversity 7.8%6.1%5.9%4.9%4.4%4.4%3.4%3.2%3.2%3.1%3.0%3.0%47.6% Health Care Services Internet & Direct Marketing Retail Building Products Specialized Consumer Services Environmental & Facilities Services Data Processing & Outsourced Services Health Care Facilities Home Furnishings Research & Consulting Services Technology Hardware, Storage & Peripherals Application Software Leisure Facilities OtherSTRS JV~100% of WHF loans are senior secured

$0.42$0.33$0.35$0.40$0.37$0.36$0.40$0.39$0.27$0.26$0.38$0.35$0.38$0.34$0.37$0.32$0.36$0.36$0.36$0.36$0.36$0.36$0.36$0.36$0.36$0.36$0.36$0.36$0.36$0.36$0.36$0.36Q1'18Q2'18Q3'18Q4'18Q1'19Q2'19Q3'19Q4'19Q1'20Q2'20Q3'20Q4'20Q1'21Q2'21Q3'21Q4'21 Core NII per share Dividends per shareEffective Yield & Dividend Coverage Debt Portfolio Effective Yield and Borrower Leverage(1)From IPO to December 31, 202111 Core NII(2)to Dividend Coverage(3)Note: Amounts may not foot due to rounding.(1)Portfolio leverage is based on investment leverage at inception. (2)Core net investment income is a non-GAAP financial measure. The Company believes that core net investment income provides usefulinformation to investors and management because it reflects the Company's financial performance excluding (i) the net impact of costs associated with the refinancing of the Company's indebtedness, (ii)the accrual of the capital gains incentive fee attributable to realized and unrealized gains and losses, and (iii) certain excise or other income taxes (net of incentive fees).The presentation of this additional information is not meant to be considered in isolation or as a substitute for financial results prepared in accordance with GAAP. The presentation of this additional information is not meant to be considered in isolation or as a substitute for financial results prepared in accordance with GAAP. Additional information on core net investment income and a reconciliation of core net investment income to its most directly comparable GAAP financial measure, net investment income, can be found by accessing the earnings releases posted to the Company’s website at http://www.whitehorsefinance.com (3)Does not include special dividends.Source: Company filings Coveredby $0.05 Coveredby $0.03 Missed by $0.09 Coveredby $0.01 Missed by $0.10 Covered by $0.07 Missed by $0.04 Missed by $0.03 Missed by $0.01 Covered by $0.04 Coveredby $0.01 Coveredby $0.03 Missed by $0.01 Coveredby $0.02 Missed by $0.02 Coveredby $0.01 2.8x2.4x4.1x3.4x3.4x2.1x4.5x3.0x3.8x2.3x3.1x2.7x3.0x3.6x2.9x3.4x3.2x3.5x3.4x3.4x3.2x3.3x3.3x3.5x3.6x3.6x3.6x3.6x3.7x3.8x3.7x3.8x4.0x4.1x4.1x4.1x15.5% 14.9% 13.1% 11.8% 11.7% 11.1% 10.7% 11.3% 11.4% 11.7% 11.6% 11.8% 11.9% 11.9% 12.1% 11.8% 11.8% 11.9% 11.9% 11.9% 12.0% 12.0% 11.9% 11.9% 11.7% 11.3% 11.1% 10.4% 9.9% 9.6% 9.9% 9.9% 9.6% 9.5% 9.3% 9.1% Q1'13Q2'13Q3'13Q4'13Q1'14Q2'14Q3'14Q4'14Q1'15Q2'15Q3'15Q4'15Q1'16Q2'16Q3'16Q4'16Q1'17Q2'17Q3'17Q4'17Q1'18Q2'18Q3'18Q4'18Q1'19Q2'19Q3'19Q4'19Q1'20Q2'20Q3'20Q4'20Q1'21Q2'21Q3'21Q4'21 Borrower Leverage through WHF Security Effective Yield

Yield & Interest Rate Economic Analysis12(1)Weighted average effective yield is computed by dividing (a) annualized interest income (including interest income resulting from the amortization of fees and discounts) by (b) the weighted average cost of investments.(2)Income yield is calculated as (a) the actual amount earned on earning investments, including interest and fee income but excluding amortization of capitalized fees and discounts.(3)Calculated as (a) effective yield less (b) weighted average cost of debt.(4)The weighted average cost of debt is calculated as (a) the actual amount of expenses incurred on debt obligations divided by (b)the daily average of total debt obligations. 12.0%12.0%11.9%11.9%11.7%11.3%11.1%10.4%9.9%9.6%9.9%9.9%9.6%9.5%9.3%9.1%11.5%11.5%11.4%11.5%11.4%11.0%10.7%10.0%9.5%9.1%9.4%9.4%9.1%9.0%8.8%8.6%7.2%6.8%7.1%6.7%6.0%5.7%5.7%5.5%5.2%5.4%6.2%6.1%5.7%5.7%5.7%5.7%4.7%5.1%4.7%5.2%5.7%5.6%5.4%4.9%4.7%4.2%3.7%3.8%3.8%3.8%3.6%3.4%1.7%2.1%2.3%2.5%2.7%2.6%2.3%2.3%1.7%1.0%0.3%0.2%0.2%0.2%0.1%0.2%0.0%2.0%4.0% 6.0%8.0%10.0%12.0%Q1'18Q2'18Q3'18Q4'18Q1'19Q2'19Q3'19Q4'19Q1'20Q2'20Q3'20Q4'20Q1'21Q2'21Q3'21Q4'21 Effective Yield(1) Income Yield(2) Net Investment Spread(3) Weighted Average Cost of Debt(4) 3-Month London Interbank Offered Rate ("LIBOR")

Investment Performance Ratings13 Investment Performance Ratings(% of Portfolio at Fair Value)Rating201220132014201520162017201820192020Q1 2021Q2 2021Q3 2021Q4 202116.3%2.3%22.2%21.9%22.7%21.6%15.4%2100.0%92.4%100.0%90.3%87.0%83.9%80.1%83.3%61.1%62.4%67.3%67.3%74.7%37.6%7.9%13.0%16.1%13.6%13.1%15.0%14.1%8.6%9.8%8.9%40.0%0.0%0.0%0.6%1.6%1.4%1.3%1.0%51.8%0.0%1.3%1.1%- - - - 100.0%100.0%100.0%100.0%100.0%100.0%100.0%100.0%100.0%100.0%100.0%100.0%100.0%Investment Perfomance Rating DefinitionsRatingDefinition1The portfolio company's risk of loss has been reduced relative to initial expectations.2The portfolio company is meeting initial expectations with regard to performance and outlook.3The investment's risk of loss has increased relative to initial expectation.4Investment principal is at a material risk of not being fully repaid.5Investment is in payment default and has significant risk of not receiving full repayment.

Net Asset Value Trends14*As a supplement to GAAP financial measures, the Company has provided this non-GAAP measure. The Company believes that this non-GAAP financial measure is useful as it highlights the changes in NAV per share of common stock for each quarter excluding the impact of special dividends that were paid and showsthe pro forma to the Company’s NAV per share after payment of regular distributions.Net Asset Value Per Share $15.43 $15.55 $15.56 15.0015.3015.1615.0413.3313.6313.9815.3515.2315.2315.10 $13.00$13.50$14.00$14.50$15.00$15.50$16.00 Net Asset Value if No Special Dividends Were Paid* Net Asset Value

NAV Per Share Bridge15Note: Numbers may not foot due to rounding.Core net investment income is a non-GAAP financial measure. The Company believes that core net investment income provides usefulinformation to investors and management because it reflects the Company's financial performance excluding (i) the net impact of costs associated with the refinancing of the Company's indebtedness, (ii) the accrual of the capital gains incentive fee attributable to realized and unrealized gains and losses, and (iii) certain excise or other income taxes (net of incentive fees). The presentation of this additional information is not meant tobeconsidered in isolation or as a substitute for financial results prepared in accordance with GAAP. Additional information on core net investment income and a reconciliation of core net investment income to its most directly comparable GAAP financial measure, net investment income, can be found by accessing the earnings releases posted to the Company’s website at http://www.whitehorsefinance.com. Source: Company filings Net Realized and Unrealized Gains: ($0.19) Dividend Coverage: ($0.04)

Leverage Migration16 9/30/2021Quarterly Change12/31/2021Outstanding Debt:Outstanding Debt:$384.6 +$97.0 $481.6Driven by net borrowings to fund new investments NAV:NAV:$323.7 +$26.1$349.8 Driven by shares issued from Equity OfferingLeverage Ratio:Leverage Ratio:1.19x1.38xNote: Numbers may not foot due to rounding.($ in MM)Borrowings$297.2Acquisition of Investments$215.4Sales & Principal Payments80.3 Debt Paydown200.0 Sale of Common Stock33.6 Dividend Payment, net of distributions reinvested9.9 Net Investment Income7.5 Balance Sheet Cash5.9 Other Balance Sheet Changes12.6 Total$431.2Total$431.2SourcesUses

0.63x0.71x0.62x0.57x0.57x0.79x0.75x0.97x1.04x0.86x0.94x1.25x1.08x1.14x1.19x1.38x0.00x0.20x0.40x 0.60x 0.80x1.00x1.20x 1.40xQ1'18Q2'18Q3'18Q4'18Q1'19Q2'19Q3'19Q4'19Q1'20Q2'20Q3'20Q4'20Q1'21Q2'21Q3'21Q4'21 Debt/ EquityNote: As of end of each quarter presented, unless otherwise noted. Not a guarantee of future performance or investment pace.(1)As of December 31, 2021 WHF had $5.7MM of deferred debt issuance costs. (2)Gross leverage excluding cash. (3)On October 4, 2021, the Credit Facility was amended to allow for a temporary upsize to the borrowing capacity up to $335MM through January 4, 2022.3 Current Debt Outstanding (as of December 31, 2021) ($ in MM)CommitmentOutstanding(1)Weighted Average Interest RateMaturityRevolving Credit Facility(3)$335.0(Accordion Feature up to $350)$291.6L+2.350%payablequarterly20256.000% 2023 Notes$30.0 $30.0 6.00%payable semi-annually;unsecured20235.375% 2025 Notes$40.0$40.05.375%payable semi-annually;unsecured20255.375% 2026 Notes$10.0$10.05.375%payable semi-annually;unsecured20264.000% 2026 Notes$75.0$75.04.000%payable semi-annually;unsecured20265.625% 2027 Notes$10.0 $10.0 5.625%payable quarterly;unsecured20274.250% 2028 Notes$25.0 $25.0 4.25%payable semi-annually; unsecured2028Total Debt$525.0 $481.63.4% weighted average cost of debtTotal Shareholders’ Equity/Net Assets$349.8NAFunding Profile17 Gross Debt to Equity(2)1.0x-1.35x Target Leverage

18 Appendix

19COVID-19 Portfolio Exposure as of December 31, 2021 WhiteHorse Finance, Inc. STRS JVNote: Fair values are as of December 31, 2021 and may not foot due to rounding; percentages may not add up to 100% due to rounding. (1)Categories of High, Moderate, Low/Moderate and Low can and will change over time as more data becomes available. These categorizations are based on estimates and current information available as of February 10, 2022 and are subject to change without notice.(2)Within Low through High categories, there is variation in the amount of exposure. For example, not all Lows or Moderates arethe same.(3)Low/Moderate category is used for portfolio companies where impact so far has been low, but it is believed that this might rise to moderate over time.(4)Post-COVID Originations category represents all new portfolio company investments originated on or after April 1, 2021.($ in MM) High3.0%Moderate12.9%Low/Moderate4.3%Low34.3%Post-Covid Origination36.3%High0.4%Moderate0.6%Low/Moderate0.4%Low4.9%Post-Covid Origination2.9%STRS JV9.2%

Origination Footprint (as of December 31, 2021)Regional Direct Origination FootprintScope of H.I.G. WhiteHorse market coverage results in consistent investment activity levels regardless of market conditionsDedicated direct lending team of over 60 investment and origination professionals Regional footprint with 26dedicated direct lending originators in 12 North American officesGlobal platform of approximately 500investment professionals across 18 offices in 9 countries and 3 continents Additional 24 generalist business development professionals dedicated to sourcing proprietary opportunities in the lower to middle market20

Note: As of end of each quarter presented, unless otherwise noted. Not a guarantee of future performance or investment pace. As of December 31, 2021 STRS JV had $1.8 of deferred debt issuance costs.3 ($ in MM)CommitmentOutstanding(1)Weighted Average Interest RateMaturityRevolving Credit Facility$175.0($75 Accordion Feature)$146.8L+2.35%payablequarterly2025Subordinated Note$100.0$100.0L+6.50%payablequarterlyN/ATotal Debt$275.0$246.84.2% weighted average cost of debtEquity$25.0$25.0N/AN/ASTRS JV Key Terms and Funding Profile21 Key TermsWHFand STRS Ohio have committedto provide up to $125 million in subordinated notes and equity to STRS JV, with STRS Ohio providing $50 million and WHF providing $75 million.WHF and STRS Ohio share voting control 50%/50%. Equity ownership 60% WHF and 40% STRS An affiliate of H.I.G. provides day-to-day administrative oversight Current Debt Outstanding (as of December 31, 2021)($ in MM)

22Note: As of December 31, 2021, unless otherwise noted; percentages may not add up to 100% due to rounding. (1)Industry classifications based on GICS. Composition by Borrower (Based on Fair Value) Composition by Industry(1)(Based on Fair Value)100% of STRS JV loans are senior securedSTRS JV Borrower and Industry Diversity 8.8%6.2%5.9%5.8%5.2%4.6%4.0%3.9%3.9%3.8%47.9% Cennox, Inc. Geo Logic Systems Ltd. Marlin DTC-LS Midco 2, LLC Meta Buyer LLC MEP-TS Midco, LLC RCKC Acquisitions LLC Quest Events, LLC LINC Systems, LLC TOUR Intermediate Holdings, LLC IDIG Parent LLC Other 15.7%9.9%6.4%6.2%5.9%5.8%5.7%5.4%5.2%4.0%3.9%3.9%22.0% IT Consulting & Other Services Packaged Foods & Meats Building Products Data Processing & Outsourced Services Internet & Direct Marketing Retail Pharmaceuticals Technology Hardware, Storage & Peripherals Construction & Engineering Application Software Diversified Support Services Investment Banking & Brokerage Trading Companies & Distributors Other

Origination Pipeline Funnel(1)23(1) Origination Pipeline figures reflect 2014 through December 31, 2021. Three tier sourcing platform, generating meaningful investable opportunities for WhiteHorse Finance Over 60 WhiteHorse deal professionals dedicated to sourcing and underwriting for WHF 20+ person business development team seeks opportunities from H.I.G.’s proprietary database of over 21,000 contacts (telephonic salesforce) With access to H.I.G. Capital’s extensive sourcing network, the Company is able to capitalize on attractive self-originated lower middle market transactions as compared to the broadly syndicated marketDirectly originated loans to lower middle market companies typically generate more attractive risk-adjusted returns relative to larger, broadly syndicated credits Typical Underwriting Process: 3-6 months Opportunities Reviewed Initial Due Diligence Term Sheets Delivered Transactions Closed Transactions Deals being sourced by approximately 500 Investment Professionals across H.I.G.’s platform Total % of Sourced7,697100.0%1,89824.7%5036.5%1872.4%

24Corporate Data Board of Directors Investment Committee Corporate Officers Research Coverage Corporate Counsel John BolducSami MnaymnehStuart AronsonSarkis SherbetchyanDechert LLPChairman of the BoardFounder and Co‐CEO of H.I.G. CapitalChief Executive OfficerB. Riley FBRNew York, NYStuart AronsonAnthony TamerMarco CollazosBryce RoweCorporate Headquarters DirectorFounder and Co‐CEO of H.I.G. CapitalChief Compliance OfficerHovde Group1450 Brickell Avenue31st FloorJay CarvellStuart AronsonJoyson ThomasMelissa WedelMiami, FL 33131DirectorChief Executive Officer and DirectorChief Financial OfficerJ.P. MorganTransfer Agent Kevin F. BurkeMark BernierMickey SchleienAmerican Stock Transfer &Independent DirectorManaging Director of WhiteHorse CapitalLadenburg Thalmann & Co. Inc.Trust Company, LLCNew York, NYRick P. FrierJohn BolducMitchel PennIndependent DirectorChairman of the Board, Executive ManagingOppenheimer & Co.Investor Relations Contact Director of H.I.G. Capital1450 Brickell AvenueRick D. PuckettRobert Dodd31st FloorIndependent DirectorJay CarvellRaymond JamesAttention: Investor RelationsManaging Director of WhiteHorse CapitalMiami, FL 33131G. Stacy Smith(305) 381‐6999Independent DirectorJavier CasillasManaging Director of WhiteHorse CapitalIndependent Registered Public Accounting Firm Pankaj GuptaCrowe LLPGlobal Head of Originations and Managing Director of WhiteHorse CapitalNew York, NYDavid IndelicatoSecurities Listing Managing Director of WhiteHorse CapitalNASDAQ: WHFBrian SchwartzPlease visit our website at:Co‐President of H.I.G. Capitalwww.whitehorsefinance.com John YeagerManaging Director of WhiteHorse Capital